PROVIDENT FINANCIAL GROUP, INC. AND SUBSIDIARIES

EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Provident Financial Group, Inc. (“Provident”) on Form 10-Q for the period ending September 30, 2003 (the “Report”), I, Christopher J. Carey, Chief Financial Officer (Principal Financial Officer) of Provident, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Provident.

/s/ Christopher J. Carey
Christopher J. Carey
Chief Financial Officer
(Principal Financial Officer)

November 13, 2003

[A signed original of this written statement required by Section 906 has been provided to Provident Financial Group, Inc. and will be retained by Provident Financial Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]